Exhibit 10.11

PURCHASE AGREEMENT

NO: SA20220x08A104-2

Party A (Buyer): Shanghai Detuo Information Technology Co., Ltd.

Party B (Seller): Shanghai NetClass Information Technology Co., Ltd.

Regarding the procurement of products by Party A from Party B, in accordance with the provisions of the relevant laws and regulations of the People’s Republic China, based on the principles of equality, voluntariness, and good faith, Party A and Party B have reached a consensus through consultation and hereby enter into this contract.

I. Mode of Cooperation

1. During the cooperation period, Party A shall purchase products (including service-type products) from Party B. The product names, models, configuration parameters, quantities, prices, and other information are listed in the Attachment.

2. The unit prices of the products listed in Attachment 1 include all costs incurred for the purchase of the products and after-sales service, including but not limited to transportation fees, insurance fees, handling fees, supporting documentation fees, installation and debugging fees, reagent consumables for acceptance, acceptance inspection fees by mandatory third-party supervision and inspection institutions, training fees, and after-sales service fees.

II. Product and Price

Item 1:

Quantity:

Unit Price:

Total Price:

Tax Rate:

Item 2:

Quantity:

Unit Price:

Total Price:

Tax Rate:

Total Price:

Item 3:

Quantity:

Unit Price:

Total Price:

Tax Rate:

Total Price:

Item 4:

Quantity:

Unit Price:

Total Price:

Tax Rate:

Total Price:

III. Product Quality Standards

1. All types of products provided by Party B must conform to the National Standards of the People's Republic of China, Industry Standards, Local Standards, Product quality standards of the product manufacturer, Relevant technical specifications established by relevant regulatory authorities, Quality conditions and performance as stated in the product manual. The products provided by Party B must be brand new, must have a factory qualification certificate, and must be legally sourced and eligible for sale.

2. Software and development products provided by Party B shall meet the technical indicators and parameter requirements, such as specified contract and attachment documents, and the technical manual.

IV. Product and Service Delivery

1. Delivery Date: Before December 31, 2022.

2. Delivery Location: No. 89, Juchuan Road, Baoshan District, Shanghai;

3. Delivery Method:

(1) SAAS software is deemed delivered when the software is done system debugging and made available online. The development part can be delivered in USB form, mailed by Party B to the consignee designated by Party A.

(2) Information system integration services: Party B shall dispatch personnel to carry out the integration and related service of hardware, SAAS system software, network, database, etc.

(3) Equipment products: Distributed by Party B. When distributing, Party B should deliver the products to the delivery location designated by Party A and to Party A or the designated consignee of Party A. If Party A's designated consignee or agent receives the goods, it is considered that Party A has received the goods. If Party A requires a change in the delivery location, Party A shall notify Party B in writing before the agreed delivery date.

4. Party B shall provide Party A with complete technical documentation that matches the products under this contract at the time of delivery, and the technical documentation must be written in Simplified Chinese.

5. Party B shall ensure that the packaging of the products meets the requirements for transportation, sufficient to protect the products from rust, damage, or loss during transportation. Party B is responsible for delivering the products to Party A and bearing all costs incurred in the delivery of the products, including but not limited to transportation fees, insurance fees, handling fees, etc.

6. Party A should inspect the product packaging for any damage or abrasions on the spot and unpack to check the quantity, model, and specifications of the products. If there are any issues with the products, Party A must immediately notify Party B and has the right to refuse to accept the products. If the product packaging is intact and the products conform to the quantity and model agreed upon in Attachment 1, Party A may stamp the product receipt document, which is considered as Party A having received the products.

7. Party A stamping the product receipt document is only considered as Party A having confirmed the receipt of the products, but it does not imply that Party A has completed the product acceptance or accepted the products under this contract.

V. Commissioning and Product Acceptance

1. Launch: Party B will proceed with the launch of the product platform as stipulated in the contract after receiving a written product installation notice from Party A. The commissioning period starts from the 10th business day after Party B receives the written notice from Party A.

2. Commissioning: After the platform is launched, Party B completes the commissioning of the platform as stipulated in the contract before the delivery date agreed upon in the contract. After the commissioning is completed, Party B will notify Party A in writing for acceptance and appoint an engineer to assist Party A on-site during the acceptance process. The acceptance includes: (1) Model, quantity, and appearance; (2) Technical documentation accompanying the platform; (3) Platform components and configuration; (4) Platform functionality, performance, and technical parameter indicators.

3. Acceptance Criteria: In accordance with Article 2 of this contract and Attachment.

4. If Party A finds during acceptance that the product does not conform to the stipulations of this contract and its attachments, Party A has the right to raise objections and issue a notice of non-acceptance within 5 business days to Party B. Party B shall provide a product that meets the stipulations of this contract and software within 5 business days, otherwise, it shall be considered as late delivery.

5. After Party A has accepted all the products and services purchased, Party A shall issue a Notice of Acceptance to Party B. If Party A has not completed the acceptance within 15 business days after receiving Party B's written acceptance notice and has not raised any written objections regarding quality, it is considered that the products and services have been delivered by Party B and they meet Party A's requirements.

VI. Training

After the SAAS platform and related integrated services purchased by Party A have obtained acceptance, Party B shall appoint an engineer to provide Party A with no less than 1 time of on-site training for system use, maintenance, after-sales service, with each training session lasting no less than 2 working days. The costs will be borne by Party B.

VII. Payment

1. The total amount of this contract is RMB 4,920,249.50

2. The total amount of this contract will be paid by Party A to Party B in three installments by remittance to the designated bank account of Party B. The specific payment methods and times are as follows:

(1) Prepayment: Party A shall pay 50% of the total contract amount to Party B within 5 business days after the effective date of this contract, upon receipt of the value-added tax (VAT) special invoice corresponding to the contract prepayment amount issued by Party B, and after receiving the corresponding payment from the end user.

(2) Acceptance Payment: Party A shall pay 25% of the total contract amount to Party B within 6 months after the system platform is launched and commissioned, and after Party A has accepted the "Acceptance Confirmation Form" and received a legally sufficient VAT special invoice, and after receiving the corresponding payment from the end user.

(3) Final Payment: Party A shall pay 25% of the total contract amount (quality assurance final payment) to Party B within 18 months after the "Acceptance Confirmation Form" is signed and after receiving the corresponding payment from the end user.

If Party A has not received the corresponding progress payment from the end user for the project or if there is any defect in the payment under Party A's main contract, or if any dispute arises during the project implementation process, or if the end user refuses to pay or defaults on the payment, Party A has the right to reject payment responsibility to Party B, and Party B may not demand Party A to advance or pay the payment for any reason.

3. Party B's Receiving Account: 1001030219000023376

Bank: Industrial and Commercial Bank of China, Suhe Bay Branch

VIII. Invoice

The party B shall issue an invoice to the party A.

IX. After-Sales Service

1. Warranty: Party B shall provide an 18-month warranty period starting from the day after the completion of commissioning and acceptance.

2. After the Expiration of the Free Warranty Period, Party B shall continue to provide maintenance services to Party A, charging only the cost of the maintenance materials. Party A and Party B will enter into a separate "Operation and Maintenance Service Contract."

X. Intellectual Property Rights and Confidentiality

1. After Party A has paid all the fees, the ownership and intellectual property rights of the customized software and systems under this contract shall belong to Party A.

2. Party B guarantees that the software development results submitted to Party A are either independently researched and developed by Party B or legally utilized information and knowledge from others or the public domain, and do not infringe upon the intellectual property rights of others such as copyright, patent rights, and trade secrets. It also does not violate the confidentiality obligations or intellectual property agreements between Party B and any third party. Party A and its affiliates will not infringe upon the intellectual property rights of any third party due to the commercial use of the development results of this contract.

3. Either Party A or Party B, upon learning or obtaining the other party's business secrets, technical secrets, or other confidential information during the negotiation or performance of the contract, shall not disclose any form of such information to any third party, regardless of whether the contract has been fulfilled or not. Otherwise, the party that discloses the information shall bear the responsibility for compensation, and both parties shall remain obligated to maintain confidentiality for five years after the termination of this contract.

XI. Guarantee for Defects

1. Party B guarantees that Party A is free from any claims by any third party regarding the product services delivered under this contract.

2. If any third party claims against Party A for infringement and possible compensation for damages, including but not limited to ownership rights, intellectual property rights, and trade secrets under this contract, Party B shall be responsible for costs arising out of any third-part disputes and compensatory liabilities (including but not limited to direct economic losses, indirect economic losses, legal fees, inspection fees, travel expenses, transportation fees, litigation, arbitration fees, etc.).

XII. Risk Assumption

1. The risk of product damage or loss shall be borne by Party B until the product is accepted by Party A. After the product is accepted by Party A, the risk shall be borne by Party A.

2. If Party B bears the risk of product damage or loss, and if the product is damaged or lost, Party B shall re-provide a product that meets the provisions of this contract within 5 working days; otherwise, it is considered as Party B's late delivery. If Party A bears the risk of product damage or loss, then Party A cannot be exempted from the obligation to pay the purchase price.

XIII. Liability for Breach of Contract

1. Both Party A and Party B shall fully perform this contract. If either party fails to fulfill its obligations as stipulated in this contract, it shall bear the liability for breach of contract as stipulated under this contract. At the same time, the breaching party shall also compensate the aggrieved party for any losses incurred, including but not limited to direct economic losses, indirect economic losses, legal fees, investigation and evidence collection fees, litigation/arbitration fees, travel expenses, etc.

2. If the products and services delivered by Party B do not meet the provisions of this contract, Party A has the right to refuse acceptance, and Party B shall pay a penalty of 5% of the total contract amount to Party A. If Party A agrees to a replacement, Party B shall re-provide a product that meets the provisions of this contract within 5 working days; otherwise, it will be treated as Party B's late delivery.

3. If Party B delivers late, it shall pay a penalty of 0.05% of the total contract amount to Party A for each day of delay. If the delay exceeds 15 days, Party A has the right to terminate the contract.

4. If Party A pays late, it shall pay a penalty of 0.05% of the overdue amount to Party B for each day of delay. If the delay in payment exceeds 15 days, Party B has the right to terminate the contract.

5. If Party B fails to provide maintenance services as stipulated in this contract, Party A has the right to entrust a third party to provide the technical support and after-sales service required by Party A, and the expenses incurred shall be borne by Party B. If this causes any loss to Party A, Party B shall bear the liability for compensation.

6. If the product quality under this contract causes personal injury, property damage, or liability accidents to Party A and/or a third party, Party B shall bear all the resulting responsibilities, including but not limited to litigation costs, attorney's fees, other expenses incurred to resolve disputes, and all the economic losses caused to Party A. Moreover, Party A has the right to unilaterally terminate this contract. After Party A unilaterally terminates this contract, in addition to paying the penalty and related expenses as stipulated in the above clauses, Party B shall also return all the payment already paid by Party A. Party A shall return the received goods to Party B (transportation costs shall be borne by Party B).

7. Party A has the right to directly deduct from the payment due to Party B any penalties and damages that Party B needs to bear for the performance of this contract.

XIV. Force Majeure

Due to events such as earthquakes, typhoons, floods, wars, strikes, and other unforeseeable events that cannot be prevented or avoided, which directly affect the performance of the contract or make it impossible to perform under the agreed conditions, the party affected by the aforementioned force majeure event shall immediately notify the other party of the accident and provide effective proof documents detailing the event and the reasons for the inability to perform or the need to postpone or partially fulfill the contract within 7 working days. Depending on the extent of the impact of the accident on the performance of the contract, Party A and Party B shall negotiate and decide whether to terminate the contract, partially exempt from the responsibility to perform the contract, or to postpone the performance of the contract.

XV. Governing Law

This contract shall be governed by and interpreted in accordance with the laws and regulations of the People's Republic of China.

XVI. Dispute Resolution

Any disputes arising from this contract shall be resolved through friendly negotiation between Party A and Party B. If the negotiations fail, the dispute shall be submitted to the Court with jurisdiction of Party A’s domicile.

XVII. Notice

The communication addresses stipulated in this contract are considered as the addresses for document delivery. If either party changes its communication address, it shall notify the other party in writing. Otherwise, if one party delivers the relevant documents to the communication address stipulated in this contract and the other party refuses to accept or the documents cannot be delivered, it is deemed that the documents have been delivered.

XVIII. Miscellaneous

1. Both Party A and Party B commit to strictly keep the content of this contract confidential according to the laws and regulations and to maintain the technical and commercial secrets of both parties.

2. The attachments (if any) to this contract are an inseparable part of this contract and have the same legal force as the contract.

3. Matters not covered in this contract may be supplemented by a supplementary agreement signed by Party A and Party B through consultation, which shall have the same legal force as this contract.

4. This contract is in four copies, with two copies held by each of Party A and Party B, and they have the same legal force.

5. This contract shall take effect on the date when Party A and Party B affix their official seals.

Party A: Shanghai Detuo Information Technology Co., Ltd. (Seal)

Party B: Shanghai NetClass Information Technology Co., Ltd. (Seal)

Date: November 2022